UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 6, 2006

                          TRACEGUARD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                  000-50329                  98-0370398
(State or Other Jurisdiction    (Commission File           (I.R.S. Employer
       of Incorporation)             Number)            Identification Number)

             330 Madison Avenue, 9th Floor, New York, New York 10017
              (Address of principal executive offices) (zip code)

                                 (866) 401-5969
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Jeffrey Fessler, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On July 6, 2006, the Board of Directors of TraceGuard Technologies, Inc. (the "Company") adopted the 2006 Global Stock Incentive Compensation Plan (the "Plan"), pursuant to which the Company will be able to issue restricted stock awards to its employees, consultants and independent agents. The Company reserved a total of 2,300,000 authorized but unissued shares of Common Stock of the Company, par value US$ 0.001 each, for the purposes of the Plan and the Company's other stock compensation plans, when applicable, subject to adjustments as set forth in the Plan.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number   Description
--------------------------------------------------------------------------------
10.1             2006 Global Stock Incentive Compensation Plan


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRACEGUARD TECHNOLOGIES, INC.

Dated: July 11, 2006                   By: /s/ David Ben Yair
                                           -------------------------------------
                                       Name:   David Ben Yair
                                       Title:  Chief Financial Officer


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